SUPPLEMENT TO THE CURRENTLY EFFECTIVE CLASS R6 PROSPECTUSES OF EACH OF THE LISTED FUNDS

DWS Capital Growth Fund
DWS Core Equity Fund
DWS CROCI® Equity Dividend Fund
DWS CROCI® International Fund
DWS CROCI® U.S. Fund
DWS EAFE® Equity Index Fund
DWS Emerging Markets Equity Fund
DWS Enhanced Commodity Strategy Fund
DWS Equity 500 Index Fund
DWS Fixed Income Opportunities Fund
DWS Floating Rate Fund
DWS Global High Income Fund
DWS Global Income Builder Fund
DWS Global Small Cap Fund
DWS GNMA Fund
DWS High Income Fund
DWS International Growth Fund
DWS Mid Cap Value Fund
DWS Multisector Income Fund
DWS RREEF Global Infrastructure Fund
DWS RREEF Global Real Estate Securities Fund
DWS RREEF Real Assets Fund
DWS RREEF Real Estate Securities Fund
DWS S&P 500 Index Fund
DWS Short Duration Fund
DWS Short Duration High Income Fund
DWS Small Cap Core Fund
DWS Small Cap Growth Fund
DWS U.S. Multi-Factor Fund
DWS World Dividend Fund

The following disclosure is added to the paragraph following the table under the “MINIMUM INITIAL INVESTMENT” sub-heading of the “PURCHASE AND SALE OF FUND SHARES” section of the summary section of each fund’s prospectus.
For Section 529 college savings plans, there is no minimum initial investment and no minimum additional investment for Class R6 shares.
The following information replaces the existing similar disclosure as it pertains to Class R6 shares in the second paragraph under the “TO PLACE ORDERS” sub-heading of the “PURCHASE AND SALE OF FUND SHARES” section of the summary section of each fund’s prospectus.
Class R6 shares are generally available only to certain qualifying plans and programs, which may have their own policies or instructions for buying and selling fund shares.
The following disclosure replaces the existing similar disclosure relating to Class R6 shares of the funds in the “Classes and features” and “Points to help you compare” table contained under the “CHOOSING A SHARE CLASS” heading of the ”INVESTING IN THE FUND” section of each fund’s prospectus:
Class R6
Classes and features
■	No sales charge when you buy shares and no deferred sales charge when you sell shares
Points to help you compare
■	Only available to participants in certain qualifying plans and programs

The following disclosure replaces the existing similar disclosure in the “Class R6 Shares – Eligibility Requirements” sub-section under the “CHOOSING A SHARE CLASS” heading of the “INVESTING IN THE FUND” section of each fund’s prospectus:
Eligibility Requirements. You may buy Class R6 shares if you are a participant in certain qualifying plan or program platforms that offer Class R6 shares of the fund through a plan level or omnibus account, including:
■	Section 401(a) and 457 plans
■	Certain section 403(b)(7) plans
■	401(k), profit sharing, money purchase pension and defined benefit plans
■	A plan administered as a college savings plan under Section 529 of the Internal Revenue Code
■	Certain individual retirement account (IRA) platform programs trading on an omnibus basis, subject to the discretion and approval of DWS Distributors, Inc.
■	Non-qualified deferred compensation plans
Class R6 shares generally are not available to retail non-retirement accounts, traditional IRAs that are not held as part of an approved platform program, Roth IRAs, Coverdell education savings accounts, SEPs, SARSEPs, SIMPLE IRAs, or individual 403(b) plans.
The following disclosure replaces the existing similar disclosure under the “HOW TO BUY, SELL AND EXCHANGE CLASS R6 SHARES” heading under the “INVESTING IN THE FUND” section in each fund’s prospectus:
May 21, 2019
PROSTKR-32

If your qualifying plan or program sponsor has selected Class R6 shares as an investment option, you may buy Class R6 shares through your securities dealer or through any institution that is authorized to act as a shareholder servicing agent (“shareholder servicing agent”) for your plan or program. Contact them for details on how to enter and pay for your order.
Shareholder servicing agents may charge additional fees to investors for those services, such as cash management or special trust or retirement investment reporting.
There is no minimum investment with respect to Class R6 shares.
Instructions for buying and selling shares must generally be submitted by a qualifying plan or program administrator, not by plan or program participants for whose benefit the shares are held. Please contact your shareholder servicing agent for more information on how to open a fund account and how to buy, sell and exchange Class R6 shares.
The following disclosure replaces existing similar disclosure under the “POLICIES ABOUT TRANSACTIONS” heading of the “INVESTING IN THE FUND” section in each fund’s prospectus, as applicable.
Class A, Class R, Class S or Institutional Class to Class R6 in the Same Fund Exchange Privilege. Investors who have invested in Class A, Class R, Class S or Institutional Class shares through either a retirement plan platform or a college savings plan under Section 529 of the Internal Revenue Code with plan-level or omnibus accounts held on the books of the fund may potentially become eligible to invest in Class R6 shares by reason of their participation in such a plans. Exchanges under this privilege are subject to the discretion of the Distributor and will be processed only as part of a prearranged, plan-level transaction with a qualifying plan program or college savings plan under Section 529 of the Internal Revenue Code. If an exchange by a qualifying plan program is approved, investors holding Class A, Class R, Class S or Institutional Class shares through such plan will exchange those shares for Class R6 shares of equal aggregate value of the same fund. No sales charges or other charges will apply to any such exchange. Investors should contact their qualifying plan servicing agents to learn more about the details of this exchange feature. Shareholders generally will not recognize a gain or loss for federal income tax purposes upon the exchange of Class A, Class R, Class S or Institutional Class shares of a fund for Class R6 shares of the same fund.
Please Retain This Supplement for Future Reference
May 21, 2019
PROSTKR-32
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